11. Accounts Receivable Related to the Concession Compensation	12 Months Ended
Dec. 31, 2017
Accounts Receivable Related To Concession Compensation
Accounts Receivable Related to the Concession Compensation

The balance refers to generation assets and as a result of the expiry of the Rio dos Patos SPP, GPS and Mourão I HPP concessions. Copel GeT depreciated the plants up to the expiry dates of the concessions, and the remaining balance was reclassified to Accounts Receivable Related to Concession Compensation. Although the Granting Authority has not yet disclosed the means of remunerating these assets and there are uncertainties as to the approval of the investments made, Management believes that compensation for these assets indicates the recoverability of the recorded balance, based on the compensation methodology determined by ANEEL.

The variation in the remeasurement of the cash flow from these assets has a corresponding entry in other operating income, and was reflected in the income for 2017 in the amount of R$341 (R$8,137 in 2016).

Copel GeT submitted to ANEEL, in a timely manner, its interest in receiving the indemnifiable amount. Proof of the investments made was formalized with the regulatory agency on December 17, 2015. The new replacement value methodology was used to prepare the information, as defined in ANEEL Normative Resolution No. 596/2013.

11.1    Changes in accounts receivable related to concession compensation

Balance as of January 1, 2016	219,556
Transfer to accounts receivable related to the concession (Note 10.4)	(160,217)
Gain on remeasurement of the cash flow	8,137
(-) Impairment	(75)
Balance as of December 31, 2016	67,401
Gain on remeasurement of the cash flow	341
Reversal of impairment	1,117
Balance as of December 31, 2017	68,859